UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006
BURLINGTON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9971	911413284

(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
713-624-9000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 25, 2006, Burlington Resources Inc. issued a press release announcing its earnings for both its fourth quarter and fiscal year 2005. Attached as Exhibit 99.1 is a copy of the press release issued yesterday together with a revised table of financial statistics that revises net realized prices for the United States for the fourth quarter and full year of 2005. All financial statements and other financial data remain unchanged.
The information furnished under 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following is furnished as an exhibit to this report:
99.1 Press Release of Burlington Resources Inc. dated January 25, 2006, including a revised table of financial statistics.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON RESOURCES INC.
Date: January 26, 2006	By:	/s/ Frederick J. Plaeger II
		Name:	Frederick J. Plaeger II
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Burlington Resources Inc. dated January 25, 2006, including a revised table of financial statistics.